Long-term Debt	6 Months Ended
Jun. 30, 2017
Long-term Debt [Abstract]
Long-term Debt:
8.      Long-term Debt:
Details of the Company's credit facilities and debt securities are discussed in Note 8 of the Company's consolidated financial statements for the year ended December 31, 2016, included in the 2016 Annual Report.
ABN AMRO Bank N.V. $30,844 Facility: On June 23, 2017, the Company executed a loan agreement with ABN AMRO Bank N.V. for an aggregate principal amount of $30,844, available in two tranches, as follows:

i.       Tranche A, with a principal amount of $16,000, was drawn down on June 27, 2017 to partially finance the acquisition of Star Charis and Star Suzanna, which are two Kamsarmax vessels, built in 2013, with carrying capacity of 81,711 deadweight tons each, acquired in March and May 2017, respectively (Note 5). This tranche matures in June 2022 and is repayable in 20 quarterly installments, the first four of which will be in the amount of $1,000 and the remaining 16 of which will be in the amount of $360, commencing in September 2017, and a final balloon payment of $6,240, payable together with the last installment.
ii.      Tranche B, with a principal amount of $14,844, was drawn down on July 7, 2017 to refinance all of the outstanding debt under the Heron Vessels Facility. Tranche B is secured by Star Angelina and Star Gwyneth. This tranche matures in June 2022 and is repayable in 17 equal quarterly installments of $640, commencing in July 2018, and a final balloon payment of $3,964, payable together with the last installment.

Heron Vessels Facility: In July 2017, the Company refinanced the Heron Vessels Facility with Tranche B of the ABN Amro Bank N.V. $30,844 Facility discussed above.
DNB $120,000 Facility: On July 24, 2017 the Company took delivery of the second-hand Supramax vessel Diva, which replaced the sold vessel Star Eleonora as a pledged vessel under the DNB $120,000 Facility.
Restructuring
Pursuant to the Restructuring, as described in Note 8 of the Company's consolidated financial statements for the year ended December 31, 2016, the Company agreed with all of its lenders at the time to, among others things, defer principal payments owed from June 1, 2016 through June 30, 2018 (the “Deferred Amounts”) to the due date of the balloon installments of each facility. In July 2017, the Company finalized the Restructuring through the execution of all corresponding Supplemental Agreements. As a result, no principal payments are required to be made until June 30, 2018, for the applicable loan agreements which are part of the Restructuring. The current portion of long term debt as of June 30, 2017, includes (i) the installments to be repaid during the next 12 months under Tranche A of the ABN Amro Bank N.V. $30,844 Facility, which was not part of the Restructuring, and (ii) an amount of $3,635 that the Company paid in August 2017 to all parties under the Restructuring in accordance with the terms of the Supplemental Agreements, representing 20% of the equity used for the acquisition of Star Charis, Star Suzanna and Diva (discussed in Note 5) (the “20% Equity Prepayment Amount”).
The Company's credit facilities contain financial covenants and undertakings requiring the Company to maintain various financial ratios, including:
∙        a minimum percentage of aggregate vessel value to secured loans (the security cover ratio or “SCR”);
∙        a maximum ratio of total liabilities to market value adjusted total assets;
∙        a minimum EBITDA to interest coverage ratio;
∙        a minimum liquidity; and
∙        a minimum market value adjusted net worth.
In addition, the Supplemental Agreements impose certain restrictions on the Company and specify a quarterly cash sweep mechanism for excess cash generated to be applied towards the payment of Deferred Amounts. For a description of the Restructuring, including the covenants and limitations and the cash sweep mechanism placed upon the Company under the Supplemental Agreements, see “Item 5.  Operating and Financial Review and Prospects - B. Liquidity and Capital Resources - The Restructuring Transactions” under the 2016 Annual Report.
As of December 31, 2016 and June 30, 2017, the Company was required to maintain minimum liquidity, not legally restricted, of $47,566 and $52,162, respectively, which is included within “Cash and cash equivalents” in the accompanying consolidated balance sheets.  In addition, as of December 31, 2016 and June 30, 2017, the Company was required to maintain a minimum liquidity, legally restricted, of $14,004 and $20,540 (which amount included a portion of the proceeds from the sale of Star Eleonora that was subsequently released in July 2017 when the vessel Diva (Note 5) replaced the vessel Star Eleonora as a pledged vessel under the DNB $120,000 Facility (Note 8)), which is included within “Restricted cash” in the accompanying consolidated balance sheets.
Under all loan agreements, the Company is not allowed to pay dividends until all Deferred Amounts have been repaid in full. Additionally, the Company may not pay dividends or distributions if an event of default has occurred and is continuing or would result from such dividend or distribution.
As of December 31, 2016 and June 30, 2017, the Company was in compliance with the applicable financial and other covenants contained in its debt agreements, including the 2019 Notes.
The principal payments required to be made after June 30, 2017 for all of the then-outstanding bank debt, after giving effect to the Restructuring, are as follows:

Twelve month periods ending	Amount
June 30, 2018	$7,532
June 30, 2019	267,630
June 30, 2020	210,064
June 30, 2021	135,246
June 30, 2022	83,078
June 30, 2023 and thereafter	64,143
Total Long term debt	$767,693
Unamortized Deferred financing fees	8,263
Total Long term debt, net	$759,430
Current portion of long term debt	7,532
Long term debt, net	751,898

The 2019 Notes mature in November 2019 and are presented in the accompanying consolidated balance sheets as of December 31, 2016 and June 30, 2017 net of unamortized deferred financing fees of $1,243 and $1,028, respectively.
As of June 30, 2017, 62 of the Company's owned vessels, having a net carrying value of $1,465,411, were subject to first-priority mortgages as collateral to the Company's loan facilities.  In addition, all eight of the Company's bareboat chartered vessels, having a net carrying value of $331,248 were pledged as collateral under the Company's bareboat charter agreements.
For the six-month periods ended June 30, 2016 and 2017, the Company's existing financing agreements bore interest at a weighted-average rate of approximately 4.0% and 4.58%, respectively.
All of the Company's bank loans bear interest at LIBOR plus a margin.  The amounts of “Interest and finance costs” included in the accompanying consolidated unaudited interim condensed consolidated statements of operations are analyzed as follows:

	Six month period ended June 30,
	2016	2017
Interest on long term debt and capital leases	$19,651	$23,008
Less: Interest capitalized	($2,578)	($1,260)
Reclassification adjustments of interest rate swap loss transferred to Interest and finance costs from Other Comprehensive Income (Note 15)	$667	$473
Amortization of deferred finance charges	$1,561	$1,288
Other bank and finance charges	$393	$257
Interest and finance costs	$19,694	$23,766

In connection with the prepayments of certain loans following the sale of the corresponding financed vessels, the cancellation of certain loan commitments resulting from the sale of certain newbuilding vessels upon their delivery from the shipyards and the termination of two newbuilding contracts, $1,801 and $358 of unamortized deferred finance charges was written off and included under “Loss on debt extinguishment” in the accompanying unaudited interim condensed consolidated statements of operations for the six-month periods ended June 30, 2016 and 2017, respectively.